                                                                    EXHIBIT 10.1

                SECOND AMENDMENT TO CREDIT AGREEMENT AND CONSENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND CONSENT, dated as of the 28th day of March, 2003 (this "Amendment"), is made by and between PROVINCE HEALTHCARE COMPANY, a Delaware corporation (the "Borrower"), the Lenders (as hereinafter defined) that have executed this Amendment (the "Required Lenders"), and WACHOVIA BANK, NATIONAL ASSOCIATION, as agent for the Lenders (in such capacity, the "Agent").

                              BACKGROUND STATEMENT

         A. The Borrower, certain banks and other financial institutions (the "Lenders"), the Agent, Bank of America, N.A., as Syndication Agent, and UBS Warburg LLC and Merrill Lynch Capital Corporation, as Documentation Agents, are parties to a Third Amended and Restated Credit Agreement, dated as of November 13, 2001, as amended by that certain Amendment No. 1 to Certain Operative Agreements, dated as of March 29, 2002 (as amended, the "Credit Agreement"), providing for the availability of a revolving credit facility to the Borrower upon the terms and conditions set forth therein. Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

         B. The Borrower has requested certain amendments to the Credit Agreement and the consent of the Required Lenders to the disposition of its wholly-owned Subsidiary, Brim Healthcare, Inc., and the disposition of eleven medical office buildings, four of which currently secure the Borrower's End Loaded Lease Facility.

         C. The Required Lenders have agreed to such amendments and consented to such dispositions on the terms and subject to the conditions set forth herein.

                             STATEMENT OF AGREEMENT

         The parties hereto agree as follows:

                                    ARTICLE I

                                   AMENDMENTS

         1.1 Defined Terms. Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions "After-Acquired Pledgor", "Applicable Margin", "Collateral" and "Mortgages" and adding the following defined terms in proper alphabetical order:

                  "After-Acquired Pledgor" shall mean each Subsidiary that is or becomes a party to the Pledge Agreement but is not party to the Security Agreement.

                  "Applicable Margin" shall mean, at any time from and after the Second Amendment Effective Date, the applicable percentage (a) to be added to the Base Rate pursuant to SECTION 2.6 for purposes of determining the Alternate Base Rate, and (b) to be added to the LIBOR Rate pursuant to SECTION 2.6 for purposes of determining the Adjusted LIBOR Rate, as determined under the following matrix with reference to the ratio of Consolidated Debt to Consolidated EBITDA calculated as provided below:

                   Ratio of Consolidated
                          Debt to                        Applicable Margin          Applicable Margin
                    Consolidated EBITDA                     (ABR Loans)               (LIBOR Loans)
                   ---------------------                 -----------------          -----------------
             Greater than or equal to                          1.75%                      3.00%
             3.5 to 1.0
             Less than 3.5 to 1.0 but                          1.50%                      2.75%
             greater than or equal to
             3.0 to 1.0
             Less than 3.0 to 1.0 but                          1.25%                      2.50%
             greater than or equal to
             2.5 to 1.0
             Less than 2.5 to 1.0 but                          1.00%                      2.25%
             greater than or equal to
             2.0 to 1.0
             Less than 2.0 to 1.0, but                         0.75%                      2.00%
             greater than or equal to
             1.5 to 1.0
             Less than 1.5 to 1.0                              0.50%                      1.75%

                  From the Second Amendment Effective Date until the fifth (5th) Business Day after receipt by the Agent of the financial statements for the fiscal quarter ending March 31, 2003 pursuant to SECTION 5.1(B) (together with a Compliance Certificate), the Applicable Margin shall be 3.00% for LIBOR Loans and 1.75% for ABR Loans. Subject to the preceding sentence, the Applicable Margins shall be reset from time to time in accordance with the above matrix effective on the fifth (5th) Business Day after receipt by the Agent in accordance with SECTIONS 5.1(A) or (B) of financial statements together with a Compliance Certificate attaching an Interest Rate Calculation Worksheet (reflecting the computation of the ratio of Consolidated Debt to Consolidated EBITDA as of the last day of the preceding fiscal quarter or fiscal year, as appropriate) that provides for different Applicable Margins than those then in effect; provided, however, that, notwithstanding the foregoing or anything else herein to the contrary, if at any time the Borrower shall have failed to deliver the financial statements and a Compliance Certificate as required by SECTION 5.1(A) or SECTION 5.1(B), as the case may be, and SECTION 5.1(D), then at the election of the Required Lenders, at all times from and including the date on which such statements and Compliance Certificate are required to have been delivered to the date on which the same shall have been delivered, each Applicable Margin shall be determined in accordance with the above matrix as if the ratio of Consolidated Debt to Consolidated EBITDA were greater than or equal to 3.5 to 1.0 (notwithstanding such actual ratio). For all periods prior to the Second Amendment Effective Date, the "Applicable Margin" shall have the meaning given to such term in the Credit Agreement before giving effect to the Second Amendment to Credit Agreement and Consent, dated as of March 28, 2003, by and between the Borrower, the Required Lenders and the Agent."

                  "Collateral" shall mean all the assets, property and interests in property of the Borrower and its Subsidiaries, whether now owned or hereafter acquired, that shall, from time to time, be pledged or be purported to be pledged as direct or indirect security for the Credit Obligations or the Guaranty Obligations pursuant to any one or more Security Documents; provided, that except for Realty subject to the Mortgages, "Collateral" shall not include Realty acquired after March 30, 1998 by the Borrower or any of its Subsidiaries (other than Havasu Regional Medical Center, Palestine Regional Medical Center (formerly known as Trinity Valley Medical Center), Memorial Hospital of Martinsville and Henry County, Los Alamos Medical Center, Doctors' Hospital of Opelousas, Minden Medical Center and Bolivar Medical Center).

                  "Mortgages" shall mean all fee and leasehold mortgages, deeds of trust and similar instruments pursuant to which the Borrower or any Guarantor grants to the Agent, for the benefit of the Lenders and the "Lenders" and "Holders" (each as defined in the Operative Agreements), a mortgage lien, or an assignment of any mortgage lien obtained by such Person from another Person, to secure any or all of the Credit Obligations, the Company Obligations, the Guaranty Obligations or the guarantee obligations of the guarantors party to the Operative Agreements, and shall include, without limitation, the deeds of trust and security agreements, as amended, executed by the Borrower and/or certain of its Subsidiaries with respect to the parcels of Realty located at (i) Palo Verde Community Hospital, Blythe, Riverside County, California; (ii) Parkview Regional Hospital, Mexia, Limestone County, Texas; (iii) Colorado Plains Medical Center, Fort Morgan, Morgan County, Colorado; (iv) Palestine Regional Medical Center-West Campus (formerly known as Memorial Hospital), Palestine, Anderson, Leon and Houston Counties, Texas; (v) Palestine Regional Medical Center (formerly known as Trinity Valley Medical Center), Palestine, Anderson County, Texas; (vi) Starke Memorial Hospital, Knox, Starke County, Indiana; (vii) Colorado River Medical Center, Needles, San Bernardino County, California (formerly known as Needles Desert Community Hospital), (viii) Havasu Regional Medical Center, Lake Havasu City, Mohave County, Arizona, (ix) Memorial Hospital of Martinsville and Henry County, Martinsville, Henry County, Virginia, (x) Los Alamos Medical Center, Los Alamos, Los Alamos County, New Mexico, (xi) Doctors' Hospital of Opelousas, Opelousas, St. Landry Parish, Louisiana, (xii) Minden Medical Center, Minden, Webster Parish, Louisiana, and (xiii) Bolivar Medical Center, Cleveland, Bolivar County, Mississippi, in all cases together with any amendments, modifications and supplements thereto, any replacements, renewals, extensions and restatements thereof, and any substitutes therefor, in whole or in part.

                  "Second Amendment Effective Date" shall mean March 28, 2003.

         1.2      Negative Covenants.

         (a) Section 6.5 of the Credit Agreement is hereby amended by deleting the language "$7,500,000 in the aggregate during any four consecutive fiscal quarters" from clause (v)(x) thereof and inserting in lieu thereof the language "$15,000,000 in the aggregate over the term of this Agreement."

         (b) Article VI of the Credit Agreement is hereby amended by deleting Sections 6.9 and 6.10 thereof and inserting in lieu thereof the following:

                  6.9 Consolidated Debt to Consolidated EBITDA. Permit the ratio of Consolidated Debt to Consolidated EBITDA to be greater than
         4.25 to 1.0 as of the end of any fiscal quarter, beginning with the fiscal quarter ending March 31, 2003 to and including the fiscal quarter ending December 31, 2003; to be greater than 4.0 to 1.0 as of the end of any fiscal quarter beginning with the fiscal quarter ending March 31, 2004 to and including the fiscal quarter ending December 31, 2004; and to be greater than 3.75 to 1.0 as of the end of any fiscal quarter thereafter.

                  6.10 Consolidated Senior Debt to Consolidated EBITDA. Permit the ratio of Consolidated Senior Debt to Consolidated EBITDA to be greater than 2.0 to 1.0 as of the end of any fiscal quarter, beginning with the fiscal quarter ending March 31, 2003.

                                   ARTICLE II

                                    CONSENTS

         2.1 Disposition of Brim Healthcare, Inc. The Required Lenders hereby consent to (a) the disposition by the Borrower of the Capital Stock of Brim Healthcare, Inc., (b) the exclusion of the net cash proceeds of such disposition from the $15,000,000 baskets contained in Sections 6.5(v)(w), 6.5(v)(x) and 2.5(e) of the Credit Agreement, and (c) the release of Collateral comprising the Capital Stock and assets of Brim Healthcare, Inc. automatically upon the closing of such disposition; provided, in each such case that (i) such disposition is for fair value and for cash and occurs on or prior to the Revolving Credit Facility Maturity Date, (ii) notwithstanding the dollar thresholds contained in Section 2.5(e) of the Credit Agreement, the net cash proceeds of such disposition are applied in full to prepay the Loans (but with no corresponding Revolving Credit Commitment reductions), and (iii) immediately after giving effect thereto, no Default or Event of Default would exist.

         2.2 Disposition of Medical Office Buildings. The Required Lenders hereby consent to (a) the disposition by the Borrower or its Subsidiaries (as applicable), in one or more transactions, of medical office buildings in the locations set forth on Exhibit A hereto and (b) the exclusion of the net cash proceeds of such dispositions from the $15,000,000 baskets contained in Sections 6.5(v)(w), 6.5(v)(x) and 2.5(e) of the Credit Agreement; provided, in each such case that (i) such disposition is for fair value and for cash and occurs on or prior to the Revolving Credit Facility Maturity Date, (ii) if such medical office building is collateral under the End Loaded Lease Facility, the net cash proceeds are applied to prepay the related Company Obligations under the End Loaded Lease Facility and the purchase price required for such medical office building under the End Loaded Lease Facility is paid in full, (iii) if the medical office building is not collateral under the End Loaded Lease Facility, the net cash proceeds of such disposition are applied in full to prepay the Loans (but with no corresponding Revolving Credit Commitment reductions), notwithstanding the dollar thresholds contained in Section 2.5(e) of the Credit Agreement, (iv) immediately after giving effect thereto, no Default or Event of Default would exist, (v) such disposition shall not, as reasonably determined by the Agent, have a material adverse effect on any remaining Collateral at the Facility at which such medical office building is located, and (vi) the Borrower shall prepare and deliver to the Agent release documents, in form and substance reasonably satisfactory to the Agent, for any such disposition affecting Collateral, as well as provide to the Agent such due diligence materials and legal documentation related to such disposition as may be reasonably requested by the Agent, including without limitation, any reasonably required title policy updates and endorsements and surveys (for dispositions at Facilities subject to a Mortgage), and evidence of proper subdivision and zoning compliance.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         The Borrower hereby represents and warrants as follows:

         3.1 Representations and Warranties. After giving effect to this Amendment, each of the representations and warranties of the Borrower contained in the Credit Agreement and in the other Loan Documents is true and correct on and as of the date hereof with the same effect as if made on and as of the date hereof (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date).

         3.2 No Default. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

         3.3 Enforceability. This Amendment has been duly executed and delivered by the Borrower and constitutes the Borrower's legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited (x) by general principles of equity and conflicts of laws or (y) by bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement, of creditors' rights.

         3.4 No Conflicts. No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Amendment.

         3.5 Obligations. The execution and delivery of this Amendment does not diminish or reduce the Borrower's obligations under the Loan Documents, except as modified by this Amendment.

         3.6 No Claims. The Borrower has no claims, counterclaims, offsets or defenses to the Loan Documents and the performance of its obligations thereunder, or if the Borrower has any such claims, counterclaims, offsets, or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished and released in consideration of the Required Lenders' execution and delivery of this Amendment.

                                   ARTICLE IV

                           CONDITIONS TO EFFECTIVENESS

         The effectiveness of the amendments to the Credit Agreement and of the consents set forth in this Amendment is subject to the satisfaction of the following conditions:

         4.1 Executed Amendment. This Amendment shall have been duly executed and delivered by the Borrower, the Agent and the Required Lenders and shall be in full force and effect.

         4.2 Accession to Security Agreement. PHC-Martinsville, Inc., PHC-Los Alamos, Inc., PHC-Opelousas, L.P., PHC-Minden, L.P. and PHC-Cleveland, Inc. shall have executed an accession to the Security Agreement in form and substance reasonably satisfactory to the Agent, together with such other documents requested by the Agent to perfect the security interests granted therein.

         4.3 UCC Searches. The Agent shall have received from the Borrower satisfactory results of searches under the Uniform Commercial Code with respect to PHC-Martinsville, Inc., PHC-Los Alamos, Inc., PHC-Opelousas, L.P., PHC-Minden, L.P. and PHC-Cleveland, Inc.

         4.4 Financing Statements. Financing Statements (including fixture filings for any Realty subject to a Mortgage), amendments to existing Financing Statements, and all other filings or recordings necessary to perfect the security interests of the Agent, on behalf of the Lenders, in the Collateral shall have been filed (other than the filings of the Mortgages and related real estate collateral documents for (i) Doctors' Hospital of Opelousas, Opelousas, St. Landry Parish, Louisiana, (ii) Minden Medical Center, Minden, Webster Parish, Louisiana, and (iii) Bolivar Medical Center, Cleveland, Bolivar County, Mississippi, (the "Post Closing Hospitals") which will be filed pursuant to
SECTION 5.1 hereof.

         4.5 Mortgages; Title Insurance. Mortgages for the Realty located at (i) Memorial Hospital of Martinsville and Henry County, Martinsville, Henry County, Virginia, and (ii) Los Alamos Medical Center, Los Alamos, Los Alamos County, New Mexico, (the "Closing Hospitals") shall have been duly authorized, executed and delivered by the Borrower, PHC-Martinsville, Inc. and PHC-Los Alamos, Inc. (as applicable), shall have been recorded, registered and filed in a manner reasonably acceptable to the Agent, shall be in full force and effect and no Default shall exist thereunder, and the Agent shall have received fully executed copies thereof. The Agent, for the benefit of the Lenders, shall have received policies of title insurance or title insurance binders in form and substance reasonably satisfactory to the Agent, from title insurance companies duly licensed to do business in the states where the Realty for the Closing Hospitals is located, selected by the Borrower and reasonably acceptable to the Agent, in amounts reasonably satisfactory to the Agent but not to exceed the fair market value of the Realty, with respect to each tract of Realty being encumbered by the liens of the Mortgages for the Closing Hospitals, all premiums thereon shall have been paid, and each such policy shall insure that the related Mortgage constitutes a valid, enforceable, first priority lien on the Realty subject thereto, free and clear from all title defects and encumbrances whatsoever except for and subject to Permitted Liens, and with such exceptions as are reasonably acceptable to the Agent, and shall include future advance and revolving credit endorsements, variable rate endorsements and such other endorsements as the Agent may reasonably request, to the extent available in the applicable jurisdictions. Such title insurance policies (or binders, as the case may be) with respect to Realty for the Closing Hospitals may not contain general survey exceptions except with the Agent's prior written consent.

         4.6 Surveys. The Agent shall have received a metes-and-bounds survey of each tract or parcel of the Realty of the Closing Hospitals being encumbered by the lien of the Mortgages, in form and substance reasonably satisfactory to the Agent.

         4.7 Environmental Assessments. The Agent shall have received the following environmental assessments (which assessments the Agent acknowledges have been delivered prior to the date hereof): (i) Phase I Environmental Site Assessment, dated as of January 29, 2002, with respect to Memorial Hospital of Martinsville and Henry County, (ii) Phase I Environmental Site Assessment, dated as of February 14, 2002, with respect to Los Alamos Medical Center, (iii) Phase I Environmental Site Assessment, dated as of April 15, 1999, with respect to Doctors' Hospital of Opelousas, (iv) Phase I Environmental Site Assessment, dated as of September 11, 2000, with respect to St. Landry Clinic, Opelousas,
(v) Phase I Environmental Site Assessment, dated as of March 3, 2000, with respect to Bolivar Medical Center, (vi) Phase I Environmental Site Assessment, dated as of May 3, 1999, with respect to Minden Medical Center, and (vii) Phase I Environmental Site Assessment, dated as of November 25, 2002, with respect to a parking lot at Minden Medical Center.

         4.8 Opinions of Counsel. The Agent and each Lender shall have received the favorable opinions of Williams Mullen and Modrall Sperling with respect to the Security Documents to be executed by PHC-Martinsville, Inc. and PHC-Los Alamos, Inc., each such opinion to be addressed to the Agent, for the benefit of the Lenders, and in form and substance satisfactory to the Agent.

         4.9 Confirmation. The Agent shall have received a Confirmation of Credit Documents by each Guarantor of the Obligations, in form and substance satisfactory to the Agent.

         4.10 Representations and Warranties; Officer's Certificate. The following shall be true and the Agent shall have received a certificate, signed by the chief executive officer or chief financial officer of the Borrower, in form and substance satisfactory to the Agent, certifying that (i) each of the representations and warranties of the Borrower contained in this Amendment, the Credit Agreement and the other Loan Documents is true and correct as of the date of such certificate after giving effect to this

Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date), (ii) no Default or Event of Default has occurred and is continuing after giving effect to this Amendment, and (iii) each of the conditions set forth in this ARTICLE IV has been satisfied.

         4.11 Corporate Authority; Consents. The Agent shall have received such evidence of corporate authority and officers' or secretaries' certificates stating that there have been no changes in the bylaws or charter documents of each of the Borrower and the Guarantors (except for changes approved in writing by the Agent), and shall have received a certificate of incumbency with respect to each such Person. The Borrower and the Guarantors shall have obtained all consents and approvals of the boards of directors, shareholders, governmental entities and other applicable third parties necessary in connection with the transactions contemplated herein and shall have delivered copies of the same to the Agent.

         4.12 Fees and Expenses. The Borrower shall have paid (a) to the Agent, (i) for the account of each of the Lenders that have entered into this Amendment on or prior to the Second Amendment Effective Date, a fee equal to 0.25% of the sum of the aggregate Revolving Credit Commitments plus the aggregate "Loans" and "Holder Amounts" (each as defined under the End Loaded Lease Facility), of such Lenders, and (ii) for the account of the Agent, all other fees and expenses (including legal fees and expenses) that are due and payable as of the date hereof, and (b) to Wachovia Securities, Inc., for its own account, all fees due and payable to Wachovia Securities, Inc. on the date of this Amendment.

         4.13 No Material Adverse Change. No material adverse change shall have occurred in the business, properties, prospects, operations or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole, since September 30, 2002, and no event, condition or state of facts that could reasonably be expected to have such a material adverse effect shall have occurred since September 30, 2002.

         4.14 End Loaded Lease Facility. The Agent shall have received an executed copy of an amendment to the End Loaded Lease Facility consistent with this Amendment and in form and substance satisfactory to the Agent and the conditions to the effectiveness of such amendment to the End Loaded Lease Facility shall have been satisfied as required therein.

                                    ARTICLE V

                                  MISCELLANEOUS

         5.1 Post Closing Matters. On or before May 31, 2003 (or such later date as the Agent may reasonably agree to if the Borrower and its Subsidiaries are diligently pursuing such items in good faith), the Borrower will cause to be delivered to the Agent (i) fixture filings, Mortgages, title insurance policies, surveys for the Post-Closing Hospitals meeting the requirements set forth for such documents in SECTIONS 4.3, 4.4, 4.5 and 4.6 hereof and (ii) favorable opinions of Roedel Parsons Koch Frost Belhoff & McCollister and Watkins Ludlum Winter & Stennis, P.A. with respect to the Security Documents to be executed by PHC-Opelousas, L.P., PHC-Minden, L.P. and PHC-Cleveland, Inc. in connection with this Amendment.

         5.2 Effect of Amendment. From and after the effective date of the amendments to the Credit Agreement set forth herein, all references to the Credit Agreement set forth in any other Loan Document or other agreement or instrument shall, unless otherwise specifically provided, be references to the Credit Agreement as amended by this Amendment and as may be further amended, modified, restated or supplemented from time to time. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement or of any other Loan Document except as expressly set forth herein. Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

         5.3 Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of North Carolina (without regard to the conflicts of law provisions thereof).

         5.4 Expenses. The Borrower agrees to pay upon demand all reasonable out-of-pocket costs and expenses of the Agent (including, without limitation, the reasonable fees and expenses of counsel to the Agent) in connection with the preparation, negotiation, execution and delivery of this Amendment.

         5.5 Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

         5.6 Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

         5.7 Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

         5.8 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Amendment shall become effective upon the execution and delivery of a counterpart hereof by the Borrower, the Agent and the Required Lenders and the satisfaction of the conditions set forth in ARTICLE IV hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

                                         PROVINCE HEALTHCARE COMPANY



                                         By: /s/ Christopher T. Hannon
                                            -----------------------------------
                                         Name: Christopher T. Hannon
                                         Title: Senior Vice President and Chief
                                                Financial Officer

                                         WACHOVIA BANK, NATIONAL ASSOCIATION,
                                         as Agent and as Lender



                                         By:   /s/ Harry E. Ellis
                                            -----------------------------------
                                         Name: Harry E. Ellis
                                         Title: Managing Director, Senior Vice
                                                President

                                         BANK OF AMERICA, N.A., AS A LENDER



                                         By: /s/ Elizabeth L. Knox
                                            -----------------------------------
                                         Name: Elizabeth L. Knox
                                         Title:  Senior Vice President

                                         MERRILL LYNCH CAPITAL CORPORATION, AS
                                         A LENDER



                                         By: /s/ Michael E, O'Brien
                                            -----------------------------------
                                         Name: Michael E, O'Brien
                                         Title:  Vice President

                                         UBS AG, STAMFORD BRANCH, AS A LENDER



                                         By: /s/ Wilfred V. Saint
                                            -----------------------------------
                                         Name: Wilfred V. Saint
                                         Title: Associate Director, Banking
                                                Products Services, US



                                         By: /s/ Luke Goldsworthy
                                            -----------------------------------
                                         Name: Luke Goldsworthy
                                         Title: Associate Director, Banking
                                                Products Services, US

                                         NATIONAL CITY BANK OF KENTUCKY, AS A
                                         LENDER



                                         By: /s/ Deroy Scott
                                            -----------------------------------
                                         Name: Deroy Scott
                                         Title: Senior Vice President

                                         U.S. BANK NATIONAL ASSOCIATION (F/K/A/
                                         FIRSTAR BANK, NATIONAL ASSOCIATION),
                                         AS A LENDER



                                         By: /s/ S. W. Choppin
                                            -----------------------------------
                                         Name: S. W. Choppin
                                         Title:  Senior Vice President

                                         BNP PARIBAS, AS A LENDER



                                         By: /s/ Brock Harris
                                            -----------------------------------
                                         Name: Brock Harris
                                         Title: Director



                                         By: /s/ Jeffrey Casucci
                                            -----------------------------------
                                         Name: Jeffrey Casucci
                                         Title: Vice President

                                         SUNTRUST BANK, AS A LENDER



                                         By: /s/ Cathy Hunnicutt
                                            -----------------------------------
                                         Name: Cathy Hunnicutt
                                         Title: Portfolio Manager

                                         GENERAL ELECTRIC CAPITAL CORPORATION,
                                         AS A LENDER



                                         By: /s/ Brian P. Schwinn
                                            -----------------------------------
                                         Name: Brian P. Schwinn
                                         Title: Duly Authorized Signatory

                                         AMSOUTH BANK, AS A LENDER



                                         By: /s/ Allison H. Jones
                                            -----------------------------------
                                         Name: Allison H. Jones
                                         Title: Vice President

                                         LASALLE BANK NATIONAL ASSOCIATION, AS
                                         A LENDER



                                         By: /s/ Sarah Rusner
                                            -----------------------------------
                                         Name: Sarah Rusner
                                         Title: First Vice President

                                         CREDIT LYONNAIS NEW YORK BRANCH, AS A
                                         LENDER



                                         By: /s/ Charles Heidsieck
                                            -----------------------------------
                                         Name: Charles Heidsieck
                                         Title: Senior Vice President

                                                                       Exhibit A

                                MOB's to be Sold

Location                     Facility                                                           Collateral Under ELLF
--------                     --------                                                           ---------------------
Opelousas, LA                Doctors' Hospital of Opelousas                                              Yes
Ft. Mohave, AZ               Colorado River Medical Center                                               Yes
Elko, NV                     Northeastern Nevada Regional Medical Center                                 Yes
Palestine, TX                Palestine Regional Medical Center                                           Yes
Palestine, TX                Palestine Regional Medical Center                                           No
Mexia, TX                    Parkview Regional Hospital                                                  No
Eunice, LA                   Eunice Regional Medical Center                                              No
Selma, AL                    Vaughan Regional Medical Center                                             No
Selma, AL                    Vaughan Regional Medical Center                                             No
Selma, AL                    Vaughan Regional Medical Center                                             No
Martinsville, VA             Memorial Hospital of Martinsville and Henry County                          No